UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Adams Resources & Energy, Inc.
(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[The following communication was made available by Adams Resources & Energy, Inc. to its employees on November 12, 2024]

Letter to Employees

Adams Team Members,

I am excited to announce that we are embarking on a significant new chapter at Adams. Today, we announced that Adams Resources & Energy has reached an agreement to be acquired by an affiliate of Tres Energy LLC. This strategic move will enhance our ability to achieve our long-term goals. We anticipate that the transaction will close in the first quarter of 2025, subject to customary closing conditions, including stockholder approval. Once finalized, Adams will transition to a privately held company.

Becoming private will allow us to focus more effectively on our strategic objectives. With the support of Tres Energy, we are well-positioned to continue our profitable growth and strengthen our position in the Crude Oil Marketing and Liquid Bulk Transportation industries. This partnership promises to deliver significant benefits to our employees, customers, suppliers, and shareholders, and I look forward to collaborating with their team to create new opportunities for our workforce and enhance value for our clients.

Since our founding by the late “Bud” Adams in 1947, we have cultivated a culture grounded in honesty, integrity, and safety, delivering top-tier crude oil marketing and transportation services. I am incredibly proud of the dedication and hard work our employees have invested in building our world-class organization. This transaction marks a pivotal point in our ongoing journey.

Tres Energy is an ideal partner as we embark on this next chapter. They have a proven track record of supporting businesses like ours with growth resources and possess a strong history of leadership, capable teams, and solid performance. We look forward to collaborating with them to maintain the safe and reliable service that Adams has been known for since 1947.

As part of the agreement, Adams shareholders will receive $38.00 per share in cash, reflecting a premium of approximately 39% over the company’s closing stock price on November 11, 2024. The Board, in collaboration with management, thoroughly assessed how this transaction would best position us to capitalize on future opportunities, enhance shareholder value, and meet our customers’ needs in key global markets.

The future looks bright for Adams and all its divisions, and we must remain focused on safety, serving our customers and executing our strategy. Today’s announcement is just the beginning of our transition to a private company, which will require shareholder approval before it can be finalized. In the meantime, it’s business as usual, with our priorities centered on safety and integrity as we provide innovative and sustainable solutions to our customers.

We have prepared a set of FAQs to address any questions you may have. Please remember that if you are approached by media or investors for comments, direct those inquiries to Tracy Ohmart at tohmart@adamsresources.com.

Thank you for your unwavering commitment as we take this important step forward at Adams. I look forward to our shared future and appreciate your contributions to our success.

Best regards,

/s/ Kevin J. Roycraft

CEO & President
Adams Resources & Energy, Inc.

Additional Information About the Proposed Transaction and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Adams Resources & Energy, Inc. (“Adams” or the “Company”) and an affiliate of Tres Energy LLC (“Tres Energy”). In connection with this proposed transaction, Adams intends to file one or more proxy statements on Schedule 14A or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Adams may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ADAMS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Adams as applicable.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Adams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Adams will be available free of charge on Adams internet website at www.adamsresources.com/sec-filings or by contacting Adams’ Chief Financial Officer by email at tohmart@adamsresources.com or by phone at 713-881-3609.

Participants in the Solicitation of Proxies

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Item 1 -- Election of Directors”, “Executive Officers”, “Summary Compensation Table”, “Compensation Overview”, “2023 Director Compensation”, “Transactions with Related Persons” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 1, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the Proxy Statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.adamsresources.com/sec-filings.

Forward-Looking Statements and Information

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the timing of the proposed transaction, Adams’ ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Adams’ stockholders, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (iv) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Adams, (v) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Adams to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee, (vii) unexpected costs, charges or expenses resulting from the merger, (viii) potential litigation relating to the merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (ix) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, and (x) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, cyber-security vulnerabilities, crude oil pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Adams’ filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk

Factors of Adams’ Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the SEC.

There can be no assurance that the proposed transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, whether in response to new information, future events, or otherwise, except as required by applicable law.

[The following Frequently Asked Questions were made available by Adams Resources & Energy, Inc. to its employees on November 12, 2024]

Frequently Asked Questions

Adams Resources & Energy Acquisition
EMPLOYEE FREQUENTLY ASKED QUESTIONS

1.What was announced?
a.Adams Resources & Energy (the “Company” or “Adams”) has entered into a merger agreement to be acquired by an affiliate of Tres Energy LLC (“Buyer”) in a transaction that will better position the Company to execute our strategic goals. We expect this transaction to close in the first quarter of 2025, and it is subject to customary closing conditions, including approval by the Company’s stockholders. Upon closing of this transaction, Adams will operate as a privately held company and will no longer be listed on the NYSE American Exchange.

2.Why did we enter into this transaction?
a.We believe that the substantial resources, extensive industry expertise, and increased flexibility we gain from this transaction through Buyer will enable us to seize existing opportunities, explore new and larger ideas, and accelerate our efforts to build a future-focused, values-driven company positioned for long-term growth.
b.This transaction allows the Company to pursue its long-term strategic vision and delivers significant value to the Company’s stockholders at a substantial premium. The Board approved this transaction after a comprehensive and careful evaluation of various opportunities to enhance stockholder value.

3.How will this transaction impact employees?
a.At this time, operations at all Adams’ divisions will continue as usual. We count on you to remain safely focused on your daily responsibilities and to keep providing excellent service to our customers, stakeholders, and others, just as you always do.

4.Will this transaction have any impact on benefits and compensation?
a.Retention and employee satisfaction are very important to the Company and Buyer. There are no planned changes to compensation (salary, wages, and bonuses) at this time. Our current employee benefit programs will continue to operate through the closing of the transaction. After the transaction closes, employees will be eligible to participate in Buyer’s benefits programs in accordance with Buyer’s policies.

5.What will happen to employees’ stock in Adams?
a.Like other stockholders, upon the transaction’s closing, employees who are stockholders of Adams will receive $38.00 in cash for each share they own. Shares underlying outstanding unvested equity awards will become fully vested upon the closing of the transaction in accordance with the terms of the merger agreement.

b.Further details regarding restricted stock award units, performance stock award units, and other equity grants will be provided to recipients in due course.

6. What changes can I expect?
a.Between now and closing, very little will change from a business standpoint. Each Adams’ division should operate “business as usual”. We will continue to operate in a safe, efficient and customer-focused manner as we have always strived to do.
b.We expect that operations will continue to operate in a similar manner after the transaction closes. Of course, we will look to adopt the best practices that can be gained from a larger organization.
c.Post-closing, Adams will be a private company and no longer listed on the NYSE American Exchange. With this change, we expect that many of the existing costs/burdens related to being a public company will be minimized.

7. Will pay periods and/or pay dates change?
a.No, we do not anticipate any changes to pay periods or pay dates at this time.

8.Will I have the same manager/supervisor?
a.We do not expect any changes in this area at this time. Any changes in the future will be communicated.

9.Does this mean we are a private company today?
a.No, we remain a public company until the transaction is finalized. After that, each stockholder will receive $38.00 in cash for every share it owns, and Adams’ common stock will no longer be listed on the NYSE American Exchange.
b.This announcement is merely the first step toward completing the transaction, and operations and divisions at Adams are expected to continue as usual. There are still several customary closing conditions that need to be met before the transaction can be completed. We will continue to operate on a “business as usual” basis during this time.

10. Will there be changes to the Company branding or headquarters’ locations?
a.We anticipate branding for all divisions will remain the same.
b.We expect there will be no changes to the corporate headquarters’ locations.

11. Are you notifying customers? What should I say if a customer asks about this?
a.Yes, we are informing our customers and business partners because we value our relationships with them and believe this is an important announcement to share.
b.We are communicating this news to them in the same way we are sharing it with you. You can assure them that it’s business as usual at all Adams’ divisions.
c.If you are contacted by a customer, simply refer them to Tracy Ohmart (Adams, CFO) tohmart@adamsresources.com.

12. What do I do if I am contacted by the media or other third parties?
a.Consistent with company policy, please refer any questions you receive from the media or the investment community to Tracy Ohmart (Adams, CFO) tohmart@adamsresources.com.

13. When will I receive more information? Who can I go to for questions?
a.We will continue to communicate milestones as the process progresses.

b.Please direct your questions to your manager or HR representative.

Additional Information About the Proposed Transaction and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Adams Resources & Energy, Inc. (“Adams” or the “Company”) and an affiliate of Tres Energy LLC. In connection with this proposed transaction, Adams intends to file one or more proxy statements on Schedule 14A or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Adams may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ADAMS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Adams as applicable.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Adams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Adams will be available free of charge on Adams internet website at www.adamsresources.com/sec-filings or by contacting Adams’ Chief Financial Officer by email at tohmart@adamsresources.com or by phone at 713-881-3609.

Participants in the Solicitation of Proxies

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Item 1 -- Election of Directors”, “Executive Officers”, “Summary Compensation Table”, “Compensation Overview”, “2023 Director Compensation”, “Transactions with Related Persons” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 1, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the Proxy Statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.adamsresources.com/sec-filings.

Forward-Looking Statements and Information

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the timing of the proposed transaction, Adams’ ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Adams’ stockholders, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (iv) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Adams, (v) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Adams to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee, (vii) unexpected costs, charges or expenses resulting from the merger, (viii) potential litigation relating to the merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (ix) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and services and impact the Company’s profitability, and (x) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, cyber-security vulnerabilities, crude oil pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Adams’ filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Adams’ Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the SEC.

There can be no assurance that the proposed transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, whether in response to new information, future events, or otherwise, except as required by applicable law.

[The following letter was made available to certain customers of Adams Resources & Energy, Inc. customers on November 12, 2024]

Customer Letter

Dear Valued Customer,

I’m excited to share some important news about Adams Resources & Energy, Inc. Today, we announced that we have entered into a definitive agreement to be acquired by an affiliate of Tres Energy LLC. Once the transaction is complete, Adams Resources & Energy, Inc. and all its affiliates—including GulfMark Energy, Service Transport Company, Phoenix Oil, Firebird Bulk Carriers, and Vex Pipeline—will become a privately held company. This transition will provide us with additional financial resources, industry expertise, and enhanced flexibility to invest in innovative capabilities that bring added value to you.

We expect the transaction to close in the first quarter of 2025, pending customary closing conditions, including stockholder approval. For more details, you can view the press release on the Investor Relations section of our website: Adams Investor Relations.

Tres Energy is an ideal partner as we embark on this next chapter. They have a proven track record of supporting businesses like ours with growth resources and possess a strong history of leadership, capable teams, and solid performance. We look forward to collaborating with them to maintain the safe and reliable service that Adams has been known for since 1947.

I want to assure you that today’s announcement will not affect our daily operations. Our commitment to providing innovative solutions and world-class service remains our top priority. Following the completion of the transaction, we will continue to operate under the Adams Energy & Resources name, as will all our divisions.

For over 75 years, Adams has been a leader in crude oil marketing and bulk liquid transportation. This agreement represents a pivotal step in our future, unlocking new opportunities that will ensure our continued success.

Thank you for your ongoing support and partnership. We look forward to the opportunities ahead and to continuing to serve you.

Best regards,

/s/ Kevin Roycraft

Kevin Roycraft
CEO
Adams Resources & Energy, Inc.

Additional Information About the Proposed Transaction and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between Adams Resources & Energy, Inc. (“Adams” or the “Company”)

and an affiliate of Tres Energy LLC (“Tres Energy”). In connection with this proposed transaction, Adams intends to file one or more proxy statements on Schedule 14A or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement or other document Adams may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ADAMS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Adams as applicable.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Adams through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Adams will be available free of charge on Adams internet website at www.adamsresources.com/sec-filings or by contacting Adams’ Chief Financial Officer by email at tohmart@adamsresources.com or by phone at 713-881-3609.

Participants in the Solicitation of Proxies

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on March 13, 2024, (ii) the Company’s definitive Proxy Statement on Schedule 14A for its 2024 annual meeting of stockholders, including under the headings “Item 1 -- Election of Directors”, “Executive Officers”, “Summary Compensation Table”, “Compensation Overview”, “2023 Director Compensation”, “Transactions with Related Persons” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on April 1, 2024 and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the interests of such potential participants is or will be included in the Proxy Statement and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.adamsresources.com/sec-filings.

Forward-Looking Statements and Information

This communication contains “forward-looking statements” within the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements about the timing of the proposed transaction, Adams’ ability to consummate the proposed transaction and the expected benefits of the proposed transaction, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions. Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the failure to obtain the required vote of Adams’ stockholders, (ii) the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur, (iii) risks related to disruption of management time from ongoing business operations due to the proposed transaction, (iv) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of Adams, (v) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Adams to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers, (vi) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, including in circumstances requiring the Company to pay a termination fee, (vii) unexpected costs, charges or expenses resulting from the merger, (viii) potential litigation relating to the merger that could be instituted against the parties to the merger agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (ix) worldwide economic or political changes that affect the markets that the Company’s businesses serve which could have an effect on demand for the Company’s products and impact the Company’s profitability, and (x) disruptions in the global credit and financial markets, including diminished liquidity and credit availability, cyber-security vulnerabilities, crude oil pricing and supply issues, retention of key employees, increases in fuel prices, and outcomes of legal proceedings, claims and investigations. Accordingly, actual results may differ materially from those contemplated by these forward-looking statements. Investors, therefore, are cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in Adams’ filings with the SEC, including the risks and uncertainties identified in Part I, Item 1A - Risk Factors of Adams’ Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company’s other filings with the SEC.

There can be no assurance that the proposed transaction will in fact be consummated. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation or duty to update or revise any of these forward-looking statements after the date of this communication, whether in response to new information, future events, or otherwise, except as required by applicable law.